Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

WRIGHT MEDICAL GROUP N.V.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Wright Medical Group N.V.

Prins Bernhardplein 200

1097 JB Amsterdam

The Netherlands

ADDITIONAL INFORMATION REGARDING THE EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 24, 2020

The following Notice of Alternative to Physical Attendance at Extraordinary General Meeting of Shareholders and Change of Time and Location of Meeting and press release relate to the proxy statement (the “Proxy Statement”) of Wright Medical Group N.V. (“Wright”), dated March 20, 2020, furnished to Wright shareholders in connection with the solicitation of proxies by the Board of Directors of Wright for use at the Extraordinary General Meeting of Shareholders (the “EGM”) to be held on Friday, April 24, 2020. This Supplement is being filed with the Securities and Exchange Commission and is being made available to shareholders on or about April 8, 2020.

THE NOTICE SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT.

NOTICE OF ALTERNATIVE TO PHYSICAL ATTENDANCE AT

EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS

AND CHANGE OF TIME AND LOCATION OF MEETING

TO BE HELD ON APRIL 24, 2020

To the Shareholders of WRIGHT MEDICAL GROUP N.V.:

Notice is hereby given that, for shareholders wishing to participate in person at the previously noticed Extraordinary General Meeting of Shareholders of Wright Medical Group N.V. (“Wright”) scheduled for April 24, 2020 (the “EGM”), Wright is providing such shareholders an alternative to physical attendance at the EGM. In addition to physical attendance, shareholders wishing to attend the EGM in person now have the option of virtual attendance as described below. Shareholders who do not wish to attend the meeting in person may still vote by proxy. There have been no changes to the way proxy voting is conducted.

Due to the public health impact of the coronavirus (COVID-19) outbreak and the public health and travel concerns that our shareholders may have, we will now provide shareholders wishing to attend the EGM in person an alternative to attending the EGM in person by including a virtual meeting format.

To attend the EGM virtually at www.virtualshareholdermeeting.com/WMGI2020, you must enter the 16-digit control number found on your proxy card, voting instruction form or notice. In order to accommodate shareholder participation in the virtual meeting format, registered shareholders that held their shares on March 13, 2020 will receive a new proxy card and a new 16-digit control number. These registered shareholders should discard all proxy cards and voting instructions provided prior to April 8, 2020. However, registered shareholders who submitted a proxy card to vote shares using a previously provided control number will not need to submit a new proxy card.

If you attend the EGM virtually, you may vote during the EGM by following the instructions available on the virtual meeting website during the meeting, subject to compliance with the advance registration requirements described herein. To ensure virtual access to the EGM, shareholders must check in to the virtual meeting website by 12:45 p.m., central European time, on April 24, 2020. Shareholders who encounter any difficulties accessing the virtual meeting website during the check-in period or meeting time, should call the technical support number that will be posted on the virtual meeting log-in page at www.virtualshareholdermeeting.com/WMGI2020.

As previously announced, the EGM will be held on Friday, April 24, 2020 in Amsterdam, the Netherlands. Notice is also hereby given that the physical location of the EGM will now be Beethovenplein 10 – 1077 WM, Amsterdam, the Netherlands (a change from the EGM’s original location at Prins Bernhardplein 200, 1097 JB Amsterdam, the

Netherlands), and that the EGM will commence at 1:00 p.m., central European time, on Friday, April 24, 2020 (a change from the original scheduled time of 12:00 p.m., central European time, on Friday, April 24, 2020). There is no change to the date of the meeting, which remains April 24, 2020.

Shareholders who wish to attend the EGM, either in person or virtually, must complete the advance registration process by April 17, 2020 by notifying Wright at julie.dewey@wright.com and providing his, her or its name, 16-digit control number and number of shares. Additionally, shareholders who have questions related to items on the agenda for the EGM should submit their questions to Wright in advance of the EGM by sending the questions to julie.dewey@wright.com by 1:00 p.m., central European Time, on April 21, 2020. Shareholders who attend the EGM, either in person, by representative or virtually, may also ask questions related to items on the agenda during the EGM, subject to compliance with the full terms and conditions governing the EGM that can be found at our Investor Relations website at http://ir.wright.com/.

As described in the previously distributed proxy materials for the EGM, you are entitled to participate in the EGM if you were a shareholder as of the close of business on March 27, 2020, the record date, or hold a legal proxy for the meeting provided by your bank, broker or nominee.

Whether or not you plan to attend the EGM in person or virtually, we urge you to vote by submitting your proxy in advance of the meeting by one of the methods described in the proxy materials for the EGM.

On behalf of the Board of Directors of Wright, I thank you for your support and appreciate your consideration of this matter.

Sincerely,

James A. Lightman

Senior Vice President, General Counsel and Secretary

April 8, 2020

The EGM on April 24, 2020 at 1:00 p.m. central European time will be available at www.virtualshareholdermeeting.com/WMGI2020. The proxy statement is available on our Investor Relations website at http://ir.wright.com/.

Additional Information and Where to Find It

This communication is not a recommendation, an offer to purchase or a solicitation of an offer to sell ordinary shares of Wright or any other securities. This communication may be deemed to be solicitation material in respect of the EGM Proposals (defined below). On March 20, 2020, Wright filed with the U.S. Securities and Exchange Commission (“SEC”) a definitive proxy statement in connection with the EGM, at which the Wright shareholders will vote on certain proposed resolutions (the “EGM Proposals”) in connection with the transactions referenced therein, and has mailed the definitive proxy statement and a proxy card to each shareholder entitled to vote at the EGM. SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO), AS THEY CONTAIN IMPORTANT INFORMATION THAT PERSONS SHOULD CONSIDER BEFORE MAKING ANY VOTING DECISION. Shareholders can obtain these documents free of charge from the SEC’s website at www.sec.gov. Copies of the documents filed with the SEC by Wright are available free of charge on Wright’s website, www.wright.com, or by contacting Wright’s investor relations department at julie.dewey@wright.com.

The following press release was issued by Wright Medical Group N.V. on April 8, 2020.

FOR IMMEDIATE RELEASE

Investors & Media: Julie D. Dewey Sr. Vice President, Chief Communications Officer Wright Medical Group N.V. (901) 290-5817 julie.dewey@wright.com

Wright Medical Group N.V. Announces Virtual Meeting Alternative

to Physical Attendance at Extraordinary General Meeting of

Shareholders and Change of Time and Location of Meeting

Date of Meeting and Ability to Vote by Proxy Not Changed

AMSTERDAM, The Netherlands – April 8, 2020 – Wright Medical Group N.V. (NASDAQ: WMGI) today provided notice that, for shareholders wishing to participate in person at its previously noticed Extraordinary General Meeting of Shareholders scheduled for April 24, 2020 (the “EGM”), Wright is providing such shareholders an alternative to physical attendance at the EGM. In addition to physical attendance, shareholders wishing to attend the EGM in person now have the option of virtual attendance as described below. Shareholders who do not wish to attend the meeting in person may still vote by proxy. There have been no changes to the way proxy voting is conducted.

Due to the public health impact of the coronavirus (COVID-19) outbreak and the public health and travel concerns that Wright shareholders may have, Wright will now provide shareholders wishing to attend the EGM in person an alternative to attending the EGM in person by including a virtual meeting format available at the virtual meeting website www.virtualshareholdermeeting.com/WMGI2020.

Wright also provided notice that the physical location of the EGM now will be Beethovenplein 10 – 1077 WM, Amsterdam, the Netherlands (a change from the EGM’s original location at Prins Bernhardplein 200, 1097 JB Amsterdam, the Netherlands), and that the EGM will commence at 1:00 p.m., central European time, on Friday, April 24, 2020 (a change from the original scheduled time of 12:00 p.m., central European time, on Friday, April 24, 2020). There is no change to the date of the meeting, which remains April 24, 2020.

To attend the EGM virtually at www.virtualshareholdermeeting.com/WMGI2020, shareholders must enter the 16-digit control number found on their proxy card, voting instruction form or notice. In order to accommodate shareholder participation in the virtual meeting format, registered shareholders that held their shares on March 13, 2020 will receive a new proxy card and a new 16-digit control number. These registered shareholders should discard all proxy cards and voting instructions provided prior to April 8, 2020. However, registered shareholders who submitted a proxy card to vote shares using a previously provided control number will not need to submit a new proxy card.

Shareholders attending the EGM virtually may vote during the EGM by following the instructions available on the virtual meeting website during the meeting, subject to compliance with the advance registration requirements described below. To ensure virtual access to the EGM, shareholders must check in to the virtual meeting website by 12:45 p.m., central European time, on April 24, 2020. Shareholders who encounter any difficulties accessing the virtual meeting website during the check-in period or meeting time should call the technical support number that will be posted on the virtual meeting log-in page at www.virtualshareholdermeeting.com/WMGI2020.

Shareholders who wish to attend the EGM, either in person or virtually, must complete the advance registration process by April 17, 2020 by notifying Wright at julie.dewey@wright.com and providing his, her or its name, 16-digit control number and number of shares. Additionally, shareholders who have questions related to items on the agenda for the EGM should submit their questions to Wright in advance of the EGM by sending the questions to julie.dewey@wright.com by 1:00 p.m., central European Time, on April 21, 2020. Shareholders who attend the EGM, either in person, by representative or virtually, may also ask questions related to items on the agenda during the EGM, subject to compliance with the full terms and conditions governing the EGM that can be found at Wright’s Investor Relations website at http://ir.wright.com/.

As described in the previously distributed proxy materials for the EGM, Wright’s shareholders are entitled to participate in the EGM if they were a shareholder as of the close of business on March 27, 2020, the record date, or hold a legal proxy for the meeting provided by their bank, broker or nominee. Wright urges its shareholders, whether or not they plan to attend the meeting in person or virtually, to vote by submitting proxies in advance of the EGM by one of the methods described in the proxy materials for the EGM.

About Wright Medical Group N.V.

Wright Medical Group N.V. is a global medical device company focused on extremities and biologics products. The company is committed to delivering innovative, value-added solutions improving quality of life for patients worldwide and is a recognized leader of surgical solutions for the upper extremity (shoulder, elbow, wrist and hand), lower extremity (foot and ankle) and biologics markets, three of the fastest growing segments in orthopedics. For more information about Wright, visit www.wright.com.

Additional Information and Where to Find It

This communication is not a recommendation, an offer to purchase or a solicitation of an offer to sell ordinary shares of Wright or any other securities. This communication may be deemed to be solicitation material in respect of the EGM Proposals (defined below). On March 20, 2020, Wright filed with the U.S. Securities and Exchange Commission (“SEC”) a definitive proxy statement in connection with the EGM, at which the Wright shareholders will vote on certain proposed resolutions (the “EGM Proposals”) in connection with the transactions referenced therein, and has mailed the definitive proxy statement and a proxy card to each shareholder entitled to vote at the EGM. SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO), AS THEY CONTAIN IMPORTANT INFORMATION THAT PERSONS SHOULD CONSIDER BEFORE MAKING ANY VOTING DECISION. Shareholders can obtain these documents free of charge from the SEC’s website at www.sec.gov. Copies of the documents filed with the SEC by Wright are available free of charge on Wright’s website, www.wright.com, or by contacting Wright’s investor relations department at julie.dewey@wright.com.